Exhibit 10.3

FIRST AMENDMENT TO
THE INVESTMENT AND MANAGEMENT AGREEMENT
OF RIGGS CAPITAL PARTNERS II, LLC

         THIS FIRST AMENDMENT is entered into as of January 1, 2002 (the “First Amendment”), by and between RIGGS CAPITAL PARTNERS II, LLC and RCP INVESTMENTS II, LLC amending the Investment and Management Agreement of RIGGS CAPITAL PARTNERS II, LLC, a Delaware limited liability company (the “Company”), dated as of the 1st day of December, 2000 (the “Original Agreement”). Riggs Capital Partners II, LLC and RCP Investment II, LLC are hereinafter known as the “parties” to this First Amendment.

WITNESSTH

         WHEREAS, the parties wish to amend the Original Agreement to designate RCP Ventures Management Inc., a Delaware corporation, as the Management Company (as that term is defined in the Original Agreement); and

         WHEREAS, RCP Ventures Management Inc. and the parties have executed an Agreement of Joinder of even date herewith whereby RCP Ventures Management Inc. has acknowledged and agreed to be bound by the terms of the Original Agreement pertaining to the Management Company.

         NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto do hereby amend the Original Agreement as follows:

         1.     In the first sentence of the first paragraph of the Original Agreement, the phrase “RCP INVESTMENTS II, LLC” is hereby replaced with the phrase “RCP Ventures Management Inc.” with the result being that in the Original Agreement, as amended by this First Amendment, the “Management Company” means “RCP Ventures Management Inc.”

         2.     Section 8 of the Original Agreement is hereby amended by replacing “RCP Investments II, LLC” as the entity to receive notification under the Original Agreement with “RCP Ventures Management Inc.”

         3.     Except as specifically provided herein, the Original Agreement shall remain in full force and effect. This First Amendment may be executed in any number of counterparts, all of which shall constitute a single instrument. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

(Signatures on next page.)

         IN WITNESS WHEREOF, the undersigned have set their hands as of the day and year first above written.

RIGGS CAPITAL PARTNERS II, LLC

BY:	Riggs National Corporation Managing Member

BY:	/s/ Timothy C. Coughlin Name: Timothy C. Coughlin Title: President

RCP INVESTMENTS II, LLC

BY:	/s/ J. Carter Beese, Jr. Name: J. Carter Beese, Jr. Title: Managing Member

JOINDER TO
THE INVESTMENT AND MANAGEMENT AGREEMENT OF
RIGGS CAPITAL PARTNERS II, LLC

         Concurrently with the execution of the First Amendment to the Investment and Management Agreement of Riggs Capital Partners II, LLC (the “IM Agreement”), RCP Ventures Management Inc. has executed this Joinder thereto.

WITNESSTH

         WHEREAS, RCP Ventures Management Inc. was formed to provide certain investment and management services to Riggs Capital Partners, LLC (“Fund I”) and Riggs Capital Partners II, LLC (“Fund II”) in exchange for equitable compensation;

         WHEREAS, the above mentioned investment and management services have been provided prior to the execution of this Joinder to Fund I by RCP Investments, LLC (“Investments I”) and Fund II by RCP Investments II, LLC (“Investments II”);

         WHEREAS, the members of Fund II, being Riggs National Corporation and Investments II (the “Members”), who are the parties to the Operating Agreement of Riggs Capital Partners II, LLC dated as of October 1, 2000 (the “Operating Agreement”), have concurrently herewith executed the First Amendment to the Operating Agreement, which designated RCP Ventures Management Inc. as the Investment Advisor (as that term is defined in such agreement) to Fund II and, concurrently therewith, RCP Ventures Management Inc. has executed a Joinder to the Operating Agreement;

         WHEREAS, Fund II and Investments II, who are the parties to the Investment and Management Agreement dated as of December 1, 2000, have concurrently herewith executed the First Amendment to such agreement which designated RCP Ventures Management Inc. as the Management Company (as that term is defined in such agreement) for Fund II; and

         WHEREAS, Riggs Bank N.A. and Investments I, who are parties to the Operating and Services Agreement dated as of December 1, 2000, and along with Investments II are parties to the First Amendment thereto dated as of December 1, 2000, have all concurrently herewith executed the Second Amendment to such agreement which designated RCP Ventures Management Inc. as the Management Company (as that term is defined in such agreement) and, concurrently therewith, RCP Ventures Management Inc. has executed a Joinder to the Operating and Services Agreement and the First Amendment thereto.

         NOW THEREFORE, in consideration of the actions taken that are listed above and the premises hereinafter set forth:

         The undersigned, RCP Ventures Management Inc., hereby executes this Joinder and in so doing agrees to be bound by the terms and conditions applicable to the Management Company (as that term is defined in the IM Agreement) and shall for such purposes be deemed a party to the IM Agreement.

Dated: January 1, 2002

RCP Ventures Management Inc.

By:	/s/ J. Carter Beese, Jr. J. Carter Beese, Jr. Chairman & Chief Executive Officer

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